Exhibit 10.10

BUILDING LEASE

THIS BUILDING LEASE (the “Lease”) is dated on January 1, 2016 (“Effective Date”), by and between 1901 McGee, LLC (“Landlord”) and DERMAdoctor, LLC, a Missouri limited liability company (“Tenant”).

WHEREAS, Landlord owns that certain land (the “Land”) which is generally located at 1901 McGee, Kansas City, Missouri, and which is more specifically described in Exhibit A attached hereto and incorporated herein by reference;

WHEREAS, Tenant desires to lease certain parts of the building and improvements which are located on the Land (the “Building”), which lease shall cover approximately 14,000 square feet.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Leased Premises. In consideration of the mutual covenants and agreements set forth herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the rental and on the terms and conditions hereinafter set forth, the premises (the “Premises”) consisting of 11,000 square feet of the first floor (the “Warehouse and Retail Space”) and 3,000 square feet on the second floor (the “Office Space”) as set forth on the floor plans in Exhibit B attached hereto and incorporated herein by reference.

2. Term. Subject to and upon the terms and conditions set forth in Section 4 below, the term of this Lease shall be for a period of one (1) year, beginning on the Effective Date and ending at 12:00 o’clock midnight on first anniversary thereof (the “Expiration Date”). Notwithstanding anything herein to the contrary, Tenant shall have the right to terminate this Lease with respect to the Warehouse and Retail Space upon ninety (90) days prior written notice to Landlord, without any obligation or liability whatsoever.

3. Parking. Landlord agrees to make available to the Tenant for the non-exclusive use of Tenant, its employees, designees and invitees, a minimum number of 12 parking spaces in the parking areas near or adjacent to the Building (the “Parking Areas”) which have been specifically designated by Landlord for Tenant use. Landlord and Tenant acknowledge and agree that the Parking Areas may also be used by Tenant as a loading dock for its equipment, inventory and supplies. A Description of the Parking Areas is set forth in Exhibit C attached hereto. All parking available to Tenant hereunder shall be subject to the reasonable rules and regulations and charges from time to time established by Landlord for such parking facilities.

4. Option to Extend. Provided Tenant is not then in default under this Lease beyond any applicable cure period, Tenant shall have the right to extend the term of this Lease for ten (10) additional one (1) year terms (each, a “Renewal Term”) by written notice thereof given to Landlord not later than three (3) months prior to the Expiration Date; provided, however, if Landlord sells the building in compliance with the notice requirement in Section 36, Tenant may remain in the Premises for the balance of the current term, but may not extend the lease thereafter. To extend the term of this Lease at the end of the first renewal term, Tenant shall give written notice thereof to Landlord not later than thirty (30) days prior to the date of expiration of the then current renewal term. For each Renewal Term, Tenant agrees that the Base Rental payable under Section 5 hereof shall be increase by three percent (3%) annually.

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5. Base Rental. Beginning on the Effective Date, Tenant hereby agrees to pay a base annual rental (“Base Rental”) in the amount set forth in Exhibit D attached hereto and incorporated herein by reference. The Base Rental as determined under this Section 5 shall be due and payable in twelve (12) equal monthly installments as set forth in Exhibit D attached hereto, and each such installment shall be payable in advance on the first day of each calendar month during each year of the term hereof. All payments of rent shall be paid to the Landlord in lawful money of the United States of America at the address of the Landlord shown herein, or to such other party or at such other place as Landlord may designate from time to time in a written notice to Tenant. If the term commences or terminates on any day other than the first or last day of a calendar month, the Base Rental and all other sums due hereunder shall be prorated for such fractional calendar month. Tenant shall have no other obligations to make any payments to Landlord except as set forth in Exhibit D, it being acknowledged and agreed that this is a full service lease, and Landlord shall be solely obligated to maintain the Building and the Premises in accordance with the terms and conditions of this Lease.

6. Use of Premises. Tenant shall use the Premises for the purpose of warehouse, retail and office space, and for any other permitted lawful purpose. Tenant shall not overload, damage, or deface the Premises or do any act which may make void or voidable any insurance on the Premises or the Building, including the Premises, or which may render an increased or extra premium payable for insurance.

7. Alterations. No alterations, additions, or improvements to the Premises (other than the Tenant Improvements) shall be made without first having the consent in writing of Landlord which consent shall not be unreasonably withheld or delayed; nor shall such alternations, additions, or improvements interfere with or damage the mechanical or electrical systems or the structure of the Premises or the Building. Further, Tenant shall not install or maintain any apparatus or device which will increase the usage of electrical power, water, or gas for the Premises to an amount greater than would be required for normal general office use for space of comparable size, unless Tenant shall have first obtained the prior written consent of Landlord and Tenant shall have delivered to Landlord a written agreement to pay additional costs related thereto. Landlord shall have the right to approve all window treatments in the Premises. Notwithstanding the foregoing, Tenant shall have the right without Landlord’s consent to undertake and perform nonstructural alterations and improvements which Tenant considers necessary or appropriate to enhance and supplement heating, ventilating, air conditioning, electrical and communications equipment and systems serving the Premises and Tenant’ s operations therein, including without limitation the installation and removal of non-load bearing partition walls, and the construction of control rooms which may be necessary or appropriate to support such operations. Nothing herein is meant to interfere with Tenant’s ability to control the floor layout in the Premises. Except as otherwise provided in this Lease, any alterations, additions or improvements consented to by the Landlord shall be made at Tenant’ s sole expense. Tenant shall secure any and all governmental permits, approvals, or authorizations required in connection with any such work and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorney’ s fees) and liens resulting therefrom. All alterations (expressly excluding all trade fixtures, office furniture systems, security systems, appliances and equipment), shall become the property of the Landlord upon termination of this Lease; provided however that Landlord may require Tenant to remove all or a portion or the alterations made to the Premises at the termination of this Lease if Landlord designates in writing such removal when the alterations are requested in writing by Tenant. Such property which does not become the property of Landlord shall remain the property of Tenant, and Tenant shall have the right to remove such property from the Premises. Tenant agrees to indemnify and hold Landlord harmless against and from all claims for mechanic’ s, materialmen’s or other liens in connection with any alterations, additions, or improvements to which Landlord may give its consent.

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8. Maintenance and Repairs. Landlord, at its sole cost and expense. shall provide for the cleaning and maintenance of the entire Building and the Premises, including snow removal, planting and landscaping surrounding the Building, in keeping with the usual standard for first-class office buildings; provided, however, that Landlord shall not be required to maintain or repair any non-building standard or special tenant improvements in or about the Premises. Tenant and Landlord shall keep in good repair the shell of the Building, including the roof, windows, grouting and brick and other facade surfaces. Landlord shall also maintain and replace as necessary the basic systems of the Building, including mechanical, heating, cooling, windows, and doors. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or the Building. Tenant shall pay to Landlord the full cost to repair or replace any damage or injury done to the Building or any part thereof caused by Tenant, its agents, employees, invitees, or visitors.

9. Services to be Provided by Landlord. Landlord agrees to furnish Tenant with electricity for the uses stated in Section 6 above, elevator service, security service, and janitorial service on a one day per week basis. During normal business hours (8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturday; Sundays, and holidays not included), Landlord agrees to furnish Tenant with hot and cold water, and refrigerated air conditioning in season, at temperatures considered standard for first class office buildings or as determined by governmental edict. Such services beyond the normal periods and hours will be provided upon written request from Tenant at a reasonable hourly rate to be billed to Tenant. In the event of any failure, stoppage, or interruption thereof, Landlord shall use reasonable diligence to resume services promptly , and in which event rent shall abate for the period of time concerned, Landlord shall exercise best efforts to have such service(s) restored within three (3) days of Tenant’s notice to Landlord of such failure, stoppage or interruption, and if Landlord fails to restore such service(s) within such three (3) day period, then rent shall abate in the same proportion as the portion of the Premises subject of such failure, stoppage or interruption bears to the entire Premises beginning on the fourth (4th) day following Tenant’s notice and until such service(s) are restored. The abatement of rent as provided herein shall be Tenant’ s sole remedy against Landlord for any such failure, stoppage or interruption.

10. Lawful Use. Tenant shall comply with all federal, state, and municipal laws and ordinances relating to the use, condition, or occupancy of the Premises. Tenant shall not occupy or use the Premises for any business or purpose which is unlawful, disreputable, or deemed to be hazardous on account of fire, or permit anything to be done which will in any way increase the rate of fire insurance coverage on the Building or its contents.

11. Landlord’s Access. Landlord and Landlord’s mortgagee(s) shall have the right at all reasonable times during the term of this Lease to enter the Premises to inspect the conditions thereof, to determine if Tenant is performing its obligations under this Lease, to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, and to cure any defaults of Tenant hereunder that Landlord elects to cure.

12. Landlord’s Insurance. Landlord shall, at all times during the term of this Lease, keep in effect, insurance on all buildings and improvements on the Premises against loss by fire, the risks covered by what is commonly known as “extended coverage,” malicious mischief and vandalism, in an amount equal to the full replacement value of such buildings and improvements, but not less than that required by Landlord’s mortgagee from time to time. The policy or policies evidencing such insurance shall be written by a company or companies satisfactory to Landlord and to Landlord’s mortgagee and authorized to do business in the state and shall be paid to the insureds as their respective interest may appear. A mortgage clause may be included in said policies covering Landlord’s mortgagee.

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13. Tenant’s Insurance. Tenant covenants and agrees that it will at all times during the term hereof, at its own expense, carry and maintain (or cause to be carried and maintained) in the names and for the joint protection of Landlord and Tenant, and such other persons as Landlord may designate, with insurers satisfactory to Landlord, policies of insurance as follows: comprehensive general liability insurance naming Tenant, Landlord and Landlord’s mortgagee as insureds hereunder providing coverage of at least $1,000,000 single limit coverage and $2,000,000 aggregate coverage for any single incident. Landlord shall have the right to cause Tenant to increase the limits of such comprehensive general liability insurance from time to time to satisfy the reasonable requirements of Landlord’s mortgagee. All insurance to be furnished by Tenant shall be carried in companies reasonably satisfactory to Landlord, and certificates of insurers with respect to the issuance of such insurance policies, and with respect to the fact that the same are in full force and effect, shall promptly be delivered to Landlord, together with proof that all premiums thereon have been duly paid. All such policies of insurance shall provide that no cancellation or change of coverage will be made without at least ten (10) days’ prior written notice by certified or registered mail to Landlord and to Landlord’s mortgagee. Certificates confirming such coverage and copies of such policies shall be deposited with Landlord which may deposit the same with its mortgagee. In the event that Tenant shall fail to obtain or renew any of the insurance provided for in this Section, Landlord shall have the right at its election (but without being obligated so to do) to procure or renew the same; and the amount or amounts paid therefor shall become so much additional rent under the terms hereof, due and payable with the next succeeding installment of Base Rental due hereunder.

14. Fire or Other Casualty. Subject to the provisions hereof, damage to or destruction of all or any portion of the Building, including the Premises, or the Premises or the fixtures and equipment therein by fire, or other casualty, or any untenantability of the Premises resulting there from, shall not terminate this Lease or entitle Tenant to surrender the Premises. In the event of any such damage to or destruction of any portion of the Premises, Tenant shall immediately notify Landlord upon its discovery of the casualty. Within twenty (20) days after its receipt of notice of such damage or destruction, Landlord shall notify Tenant of the length of time that Landlord reasonably estimates will be required to repair or restore the Premises subject to force majeure. In the event that such estimated length of time is greater than one hundred eighty (180) days, Landlord and Tenant thereafter shall each have the right to terminate this Lease by written notice to the other within fifteen (15) days following Landlord’s notice of such estimated length of time for repair or restoration. In the event that the Lease is not terminated by either Landlord or Tenant within such fifteen (15) day period, Landlord, subject to the rights of the mortgagee, shall proceed with due diligence to collect the proceeds of any available insurance, and promptly and diligently shall restore the Premises to substantially as good condition and of not less value and utility than immediately prior to the casualty. For purposes hereof, “force majeure” shall mean an act of God, strike, lock-out or other labor dispute, war, invasion, insurrection, riot, natural disaster, civil disturbance, inability to obtain supplies or services not within Landlord’s reasonable control, act or restraint of any governmental body or authority, or any other matter beyond Landlord’s reasonable control. During any period of time that the Premises are untenantable, rent shall abate in the same proportion as the untenantable portion of the Premises bears to the entire Premises. Landlord shall not be responsible to Tenant for damage to, or destruction of, any furniture, equipment, improvements or other changes made by Tenant in, on, or about the Premises regardless of the cause of the damage or destruction. Notwithstanding anything in the foregoing to the contrary, if such damage or destruction occurs during the last twenty-four (24) months of the Lease term, Landlord shall have no obligation to repair or restore the Premises, unless Tenant has an option to extend the Lease term, in which event Landlord shall be required to repair or restore the Premises in accordance with the foregoing provisions only if Tenant exercises its option to extend the term of this Lease.

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15. Waiver of Subrogation. Notwithstanding any other provision in this Lease to the contrary, each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage casualties, to the extent of insurance proceeds realized by the releasing party as a result of such loss or damage, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Each of Landlord and Tenant agrees that its policies will include such a clause or endorsement. In no event shall any such release be applicable if doing so would work in contravention of any requirement in an applicable policy of insurance to the effect that if the insurance waives subrogation, coverage is or may be void.

16. Eminent Domain. In the event the whole of the Premises, or so much thereof, including a portion of the Building, shall be taken or condemned for a public or quasi-public use or purpose by any competent authority and as a result thereof the balance of the Premises cannot be used for the same purpose as before such taking or condemnation , then and in either of such events, the term of this Lease shall terminate when possession of the whole of the Premises or Building shall be required for such use or purpose, and any award, compensation or damages (hereinafter sometimes called the “award”), shall be paid to and be the sole and absolute property of Landlord. In the event only a part of the Premises shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, and as a result thereof the balance of the Premises can be used for the same purpose as before such taking or condemnation, this Lease shall not terminate and Landlord, subject to the rights of any mortgagee, shall repair and restore the Premises. Any award paid as a consequence of such taking or condemnation, shall be paid to Landlord and may be applied to the cost of said repairing and restoration. Any sums remaining after such application shall be retained by Landlord and Tenant shall have no right to any such sums. Basic Rental shall abate during such period of time that the Premises are untenantable, in the proportion that the untenantable portion of the Premises bears to the entire Premises. Nothing herein shall preclude Tenant from seeking and obtaining a separate award from the condemning authority so long as such separate award does not directly or indirectly reduce the amount of the award payable to Landlord.

17. Liens. Neither Landlord nor Tenant shall permit any mechanic’ s, materialmen’s, or other liens to be fixed against the Premises, the Building or the Land and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic’ s, materialmen’s , or other lien which is allegedly fixed or placed against any of the foregoing; provided, however, that the concerned party shall have the right to contest such liens in good faith if the party first provides assurance reasonably satisfactory to the other that no portion of the Premises, the Building or the Land shall be sold or otherwise utilized to satisfy such lien. Satisfactory assurances shall be deemed to include a letter of credit or a surety bond furnished by the concerned party to the other in an amount equal to one-hundred twenty-five percent (125%) of the claimed lien, the proceeds of which shall be available to the other party only for the purpose of satisfying such lien if the concerned party fails to contest such lien, including appeals, in a manner which prevents the Premises, the Building and the land from being sold or otherwise utilized to satisfy such lien.

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18. Indemnity. Tenant hereby indemnifies and agrees to hold harmless Landlord and Landlord’ s agents, directors, officers, employees, invitees, and contractors , against and from all claims, losses, costs, damages, or expenses (including, but not limited to, attorney’ s fees) resulting from or arising from any and all injuries or death of any person or damage caused by any act, omission, or neglect of Tenant or Tenant’s members, managers, officers, employees, agents, invitees, or guests, relating in any way to the Premises or Tenant’s duties and obligations under this Lease.

19. Waiver of Covenants. Failure of Landlord to insist, in any one or more instances, upon strict performance of any term, covenant, or condition of the lease, or to exercise any option herein obtained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition, or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rents with knowledge of a breach in any of the terms, covenants, or conditions of this Lease to be kept or performed by Tenant shall not be deemed a waiver of such breach (but such rents shall be credited by Landlord toward payment of rent by Tenant hereunder in the normal course of business), and Landlord shall not be deemed to have waived any provision of this Lease unless expressed in writing and signed by Landlord.

20. Tenant to Surrender Premises in Good Condition. Upon the expiration or termination of the Lease Term, Tenant shall, at its expense: (a) remove Tenant’ s goods and effects and those of all persons claimed under Tenant as well as alterations as directed by Landlord; and (b) quit and deliver up the Premises to Landlord, peaceably and quietly, in as good order and condition as the same were in on the date the Lease term commenced or were thereafter placed in by Landlord, reasonable wear and tear excepted. Any property left in the Premises after the expiration or termination of the Lease term shall be deemed to have been abandoned and may, at Landlord’s option: (c) be removed by at Tenant’s sole cost and expense; or (d) be deemed the property of Landlord to dispose of as Landlord deems expedient.

21. Holding Over. If with Landlord’ s written consent Tenant remains in possession of the Premises after the expiration or other termination of the term of this Lease, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy at a rental rate as stated in the written consent. Such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least thirty (30) days advance notice of termination to the other. If without Landlord’s written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance at monthly rental equal to the Base Rental.

22. Default. If Tenant shall default in the payment of any installment or past due installment of Base Rental and if such default continues for ten (10 days after written notice thereof from Landlord to Tenant, or if Tenant shall be in default in the observance of any of Tenant’s other covenants, agreements, or obligations hereunder and if any such default by Tenant continues for thirty (30) days after written notice thereof from Landlord to Tenant or, if such default cannot be cured within such thirty day period, Tenant within such period fails to begin the correction thereof or thereafter fails to diligently pursue such correction to its completion within ninety (90) days following such written notice, or if any proceeding is commenced by or against Tenant for the purpose of subjecting the assets of Tenant to any law relating to bankruptcy or insolvency or for any appointment of a receiver of Tenant or of any of Tenant’s assets, or if Tenant makes a general assignment of Tenant’s assets for the benefit of creditors, then, in any such event, Landlord may, without process, reenter immediately into the Premises and remove all personal property therefrom, and at its option, annul and cancel this Lease as to all future rights of Tenant and have, regain, repossess, and enjoy the Premises after reentry or after judgment for possession thereof. If Landlord elects to terminate this Lease, all obligations herein contained on the part of Landlord to be done and performed shall cease, but without prejudice to the right of Landlord to recover from Tenant all past or future rentals and damages. The Premises may be relet by Landlord for such rent and upon such terms as Landlord in its sole discretion may determine and Tenant shall be liable for all damages sustained by Landlord, including fees, and expenses of placing the Premises in first class rentable condition and expenses of renting same including, but not limited to, payment of brokerage fees. The provisions contained in this Section shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. Any and all attorneys’ fees and costs of collection incurred by Landlord in the enforcement of the terms or provisions of this Lease shall be payable by Tenant, and the amount of such costs shall be deemed additional rent and shall upon notice by Landlord given at any time prior to and including the service of notice of any legal action, be immediately due hereunder. In the event Landlord shall commence legal action, or any unlawful detainer proceeding or other summary proceeding for collection of rent due hereunder, said additional rent shall be deemed a past due obligation to pay rent in connection with said actions to enforce the terms of this Section and the commencement and prosecution of one action shall not be deemed a waiver of an estoppel from commencing one or more actions from time to time in the future. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

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23. Landlord’s Right to Cure Defaults. If Tenant defaults in the observance or performance of any of Tenant’s covenants, agreements, or obligations hereunder, and fails to cure such default as provided above, and wherein the default can be cured by the expenditure of money, Landlord may, after reasonable notice to Tenant, but without obligation, and without limiting any other remedies which it may have by reason of such default, cure the default, charge the cost thereof to Tenant, and Tenant shall pay the same forthwith upon demand, as additional rent, together with interest thereon at the rate set forth in Section 6 of this Lease. In case the Landlord or Tenant prevails in any suit to defend or prosecute under the terms of this Lease, there shall be allowed by the prevailing party, to be included in any judgment recovered, reasonable attorney’s fees and other costs to be fixed by the court.

24. Notices. Each notice required or permitted to be given hereunder by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease and the same shall be given and shall be deemed to have been delivered, served, and given if delivered in person or placed in the United States Mail, postage prepaid, by United States registered or certified mail, addressed to such party at the address provided for such party herein. Any notices to Landlord shall be addressed and given to Landlord at 1901 McGee, Kansas City, Missouri 64108. Prior to the Commencement Date, the address for notices to Tenant shall be the address set forth for Tenant on the signature page of this Lease, after the Commencement Date, the address for Tenant shall be the Premises. The addresses stated above shall be effective for all notices to the respective parties until written notice of a change in address is given.

25. Notice to Mortgagee. If Landlord shall deliver written notice to Tenant requiring Tenant to deliver to Landlord’s mortgagee or deed of trust holder any notices of breach or default by Landlord under this Lease, Tenant agrees to give said notice to Landlord’s mortgagee or deed of trust holder. Such mortgagee or deed of trust holder shall have the right to cure the defaults of Landlord hereunder, and if the curing of such default requires possession of the Premises by such mortgagee or holder, then Tenant shall not have the right to exercise its remedies for such default so long as such mortgagee or holder is proceeding diligently to acquire the Premises through foreclosure or otherwise; provided, however , that if such default results in a condition which requires immediate action or which if uncorrected would jeopardize the tenantability of the Premises, or any portion thereof, then Tenant shall have the right to take such action as Tenant considers appropriate notwithstanding the foregoing right of Landlord to cure.

26. Assignment and Subletting. Tenant shall not have the right to assign this Lease or sublet all or any part of the Premises unless Tenant shall obtain the prior written consent of the Landlord, which consent may be withheld at Landlord’s sole and absolute discretion. No assignment or subletting permitted by the Landlord shall relieve the Tenant of liability hereunder, but Tenant shall require each such assignee to assume and agree to perform and observe all of the Tenant’s obligations hereunder.

27. Commissions. Landlord and Tenant each represent and warrant to the other that except as otherwise provided in this Lease, they have incurred no brokerage commission or finder’s fees in connection with the execution of this Lease, and Landlord and Tenant each agree to indemnify the other against and hold it harmless from all such liabilities.

28. Quiet Possession. Landlord agrees that Tenant, upon payment of the Base Rental and observing and keeping the covenants of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy said Premises as space in a first class office building, during said term without hindrance or molestation by Landlord or any person or persons lawfully claiming under Landlord.

29. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five days’ prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or a party designated by Landlord, including Landlord’s mortgagee, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications, (ii) stating the dates to which the rent and other charges hereunder have been paid by Tenant, (iii) stating whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to Tenant should be sent, (v) agreeing that Tenant shall not encumber or assign or sublease any portion of the Premises without the written consent of Landlord, and (vi) agreeing that Tenant shall not prepay any rent more than 30 days in advance. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any mortgagee, any prospective purchaser of the Building or of Landlord’s interest, or any prospective assignee of any mortgagee.

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30. Signage. All signage to be placed or erected by Tenant on or about the Building or the Premises shall at all times be subject to Landlord’s written consent which consent may be withheld in Landlord’s sole and absolute discretion. Any signage approved by Landlord shall be approved in accordance with the terms and conditions herein set forth and at Tenant’s sole cost and expense. Further, all signage shall be subject to the approval of all governmental regulating authorities having jurisdiction, and nothing herein shall permit Tenant to install any signage or other equipment on the roof of the Building. Notwithstanding anything herein to the contrary, upon expiration or termination of the Lease Term, Landlord and Tenant expressly acknowledge and agree that Tenant shall have the right to remove, at its sole option and expense, the exterior signage located on the Building; provided, however, such signage may not be removed if it would in any way jeopardize the building’s status under or violate regulations applicable as a result of its listing on the Historical Registry of the U.S.

31. No Partnership. The parties agree and hereby declare that Landlord does not in any way or for any purpose become a partner or joint venturer with Tenant in the conduct of Tenant’s business. Tenant shall be deemed an independent contractor and shall not be deemed Landlord’s agent or representative for any purpose. Nothing herein shall be construed in such manner so as to constitute Landlord or Tenant as an agent or representative of the other party. Tenant shall not make any warranty or representation or incur any obligation, liability, or indebtedness whatsoever on Landlord’s behalf. Further, Landlord shall not be liable for, and Tenant shall indemnify and hold Landlord harmless from and against, any and all claims against Landlord that arise out of any act by Tenant, or by any of Tenant’s agents or employees.

32. Attorney Fees. Tenant agrees to pay and indemnify Landlord against all costs, fees and expenses, including actual and reasonable attorneys’ fees, incurred by Landlord in collecting the obligations of Tenant under this Lease and enforcing the rights of Landlord under this Lease.

33. Governing Law; Venue; Jurisdiction. This Lease shall be governed by and construed according to the laws of the State of Missouri without regard for the principles of conflicts of laws. Tenant acknowledges and agrees that all actions or proceedings arising directly or indirectly from this Lease shall be commenced and litigated only in the Circuit Court of Jackson County, Missouri or the United States District Court of Missouri, Western District, located in Kansas City, Missouri, and Tenant hereby consents to the jurisdiction over Tenant of the Circuit Court of Jackson County, Missouri and the United States District Court of Missouri, in all actions or proceedings arising directly or indirectly from this Lease.

34. Trial by Jury Waiver. THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE AND OCCUPANCY OF THE PREMISES. TENANT HEREBY WAIVES ALL RIGHT TO BRING A COUNTERCLAIM(S) AGAINST LANDLORD IN ANY ACTION OR PROCEEDING BROUGHT BY LANDLORD AGAINST TENANT FOR THE NON-PAYMENT OF ANY RENT OR ADDITIONAL RENT PAYABLE HEREUNDER.

35. Entire Agreement. This instrument and any attached addenda or exhibits signed or initialed by the parties constitute the entire agreement between Landlord and Tenant; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. Headings and section captions herein are for convenience only, and neither limit or amplify the provisions of this instrument; further, headings and section captions shall not be considered in any construction or interpretation of this Lease or any of its provisions. Any rider or exhibit attached to this Lease shall become a part of this Lease with the same force and effect and in the same manner as if all the provisions therein mentioned were actually included herein.

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36. Successors and Assigns; Sales of Building. Subject to the terms of Section 4, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise expressly provided herein, their respective personal representatives and successors and assigns; provided, however, that Landlord shall have the right to sell the Building but only upon prior six (6) month notice to Tenant, and upon the sale, assignment or transfer by Landlord (or by any subsequent Landlord) of its interest in the Building or Land, including, without limitation, any transfer upon or in lieu of foreclosure or by operation of law, all obligations or liabilities under this Lease, and all obligations subsequent to such sale, assignment or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment or transfer) shall be binding upon the grantee, assignee or other transferee of such interest. Any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities.

37. Severability. If any clause, provision or section of this Lease shall be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Lease shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Lease shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Tenant to the full extent permitted by law.

38. Counterparts. This Lease may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

39. Modification. No term or provision of this Lease may be modified, amended, changed, or waived, temporarily or permanently, except, in the case of modifications, changes and amendments, pursuant to the written consent of all the parties to this Lease.

[END OF PAGE]

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned Landlord and Tenant have executed this instrument as to the day and year first above written.

LANDLORD:

1901 McGee, LLC
a Missouri limited liability company

By:	/s/ Jeff Kunin
Name:	Jeff Kunin
Title:	Member

TENANT:

DERMAdoctor, LLC
a Missouri limited liability company

By:	/s/ Audrey Kunin
Name:	Audrey Kunin
Title:	President

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